SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party Other than the Registrant  |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement             |_| Confidential, for Use of the
|X|  Definitive Proxy Statement                  Commission Only (as permitted
|_|  Definitive Additional Materials              by Rule 14a-6(e)(2))
|_|  Soliciting Material Pursuant to
     Section 240.14a-11(c) or Section 240.14a-12

                         DREXLER TECHNOLOGY CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (check the appropriate box):

|X|  No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------
     (2) Form, schedule, or registration statement no.:

--------------------------------------------------------------------------------
     (3) Filing party:

--------------------------------------------------------------------------------
     (4) Date filed:

--------------------------------------------------------------------------------

                    [LOGO OF DREXLER TECHNOLOGY CORPORATION]

                            1077 Independence Avenue
                      Mountain View, California 94043-1601
                               ------------------


                  NOTICE OF 1998 ANNUAL MEETING OF STOCKHOLDERS
                           Friday, September 25, 1998
                                    2:00 p.m.


To the Stockholders:

     The 1998 Annual Meeting of Stockholders of Drexler Technology Corporation will be held in the Stanford Room at Hyatt Rickeys, 4219 El Camino Real, Palo Alto, California, on Friday, September 25, 1998, at 2:00 p.m., for the following purposes:

     1.   to elect directors;

     2. to approve a 480,000 share increase in the number of shares reserved for issuance under the 1991 Stock Option Plan; and

     3. to transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only stockholders of record at the close of business on Wednesday, July 29, 1998, are entitled to vote at this meeting and at any continuation or adjournment thereof.

                                      By Order of the Board of Directors


                                      JERALD E. ROSENBLUM
                                      Secretary

Mountain View, California
August 19, 1998


--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD, AS PROMPTLY AS POSSIBLE, IN THE ENCLOSED ENVELOPE. IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE ADDED EXPENSE OF RE-ISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING, AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                         THANK YOU FOR ACTING PROMPTLY.
--------------------------------------------------------------------------------

                         DREXLER TECHNOLOGY CORPORATION

                                 PROXY STATEMENT

                       FOR ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held September 25, 1998



General

     The enclosed proxy is solicited on behalf of the Board of Directors of Drexler Technology Corporation, a Delaware corporation (the "Company"), for use at the 1998 Annual Meeting of Stockholders of the Company to be held at 2:00 p.m. on Friday, September 25, 1998. Only stockholders of record on Wednesday, July 29, 1998, will be entitled to vote. At the close of business on that date, the Company had outstanding 9,721,397 shares of Common Stock.

     Stockholders are entitled to one vote for each share held. In the election of directors, votes can be cast only for persons whose names have been placed in nomination prior to the voting. Any stockholder giving a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to its exercise. A proxy may be revoked by filing with the Secretary of the Company, prior to the meeting, an instrument revoking it, by duly executing a proxy bearing a later date which is presented to the meeting, or by attending the meeting and electing to vote in person. The shares represented by a duly executed and unrevoked proxy in the form accompanying this Proxy Statement will be voted in accordance with the instructions contained therein, and in the absence of instructions, will be voted for the nominees for directors, for Proposal No. 2, and according to the discretion of the proxy holder(s) on any other matters that properly come before the meeting or any adjournment thereof.

     The  address  of  the  Company's   principal   executive  offices  and  the
approximate date on which this Proxy Statement is being mailed to stockholders are shown on the accompanying Notice of Annual Meeting of Stockholders.

                      PROPOSAL NO. 1: ELECTION OF DIRECTORS

Nominees

     The authorized number of directors to be elected at this meeting is 4. Management's nominees are Messrs. Jerome Drexler, Arthur H. Hausman, Dan Maydan, and William E. McKenna, all of whom are presently directors of the Company. Each director will hold office until the next annual meeting of stockholders and until his successor is elected and qualified. As explained above, all proxies solicited hereby will be voted for the election of the 4 nominees unless authority to vote for one or more nominees is withheld in accordance with the instructions on the proxy card.

     No nominations for director of the Company by any person other than the Board of Directors shall be presented at the meeting unless the person making the nomination is a stockholder as of the record date and shall have given timely notice to the Secretary. In order to be timely, a stockholder's notice shall be delivered to or mailed and received at the principal offices of the Company no later than the close of business on August 31, 1998. The notice shall set forth the name and address of the person making the nomination and of the nominee, together with such information concerning the nomination and the nominee as is required by the appropriate rules and regulations of the Securities and Exchange Commission to be included in a proxy statement soliciting proxies for the election of the nominee, and include the duly executed written consent of the nominee to serve as a director if elected.

     The table below contains information respecting the number of shares and percentage of the Company's Common Stock beneficially owned by each of the Company's 4 directors, by each executive officer of the Company, and by all executive officers and directors as a group, as of July 1, 1998. The beneficial owners of the shares have full voting and investment power, except as indicated in the table, and have addresses in care of the Company. There are no family relationships among any directors or executive officers of the Company. As of the close of business on July 1, 1998, the Company had outstanding 9,718,897 shares of Common Stock.

                    STOCK OWNERSHIP BY DIRECTORS AND OFFICERS

                                                                                             Director       Common     Percentage
             Name, Principal Occupation, and Other Directorships                      Age     Since          Shares     of Class
             ---------------------------------------------------                      ---     -----          ------     --------
JEROME  DREXLER  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      70      1968         1,424,548(1)   14.7%
Chairman of the Board of Directors  and Chief  Executive  Officer of the Company
and its wholly owned subsidiary, LaserCard Systems Corporation.

ARTHUR H.  HAUSMAN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      75      1981            43,500(2)     .4%
Director;  private investor.  Retired Chairman,  President,  and Chief Executive
Officer of Ampex Corporation  (manufacturer of professional audio-video systems, data/memory products, and magnetic tape); Director of California Amplifier, Inc.
(low-noise  amplifiers);  Director of  California  Microwave,  Inc.  (commercial telecommunications and defense electronics); and Director Emeritus of Technology for Communications International  (high-frequency antenna systems and electronic reconnaissance systems).

DAN  MAYDAN  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      62      1998                --        --
Director.  President (since December 1993),  Director (since 1992), and formerly
Executive Vice President (from 1990 to December 1993) of Applied Materials, Inc.
(semiconductor manufacturing equipment); and Co-Chairman (since 1991) of Applied
Komatsu Technology,  Inc. (flat-panel display pro-duction systems).  Director of
Electronics for Imaging, Inc. (software).

WILLIAM  E.  McKENNA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      78      1970            57,000(2)     .6%
Director;  private investor.  Director of California Amplifier,  Inc. (low-noise amplifiers);  Safeguard Health Enterprises,  Inc. (healthcare services);  Midway
Games, Inc. (interactive  entertainment  software for the coin-operated and home markets),  and WMS  Industries,  Inc.  (coin-operated  and home  video and other games).

RICHARD  M.  HADDOCK . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      46       N/A            66,800(3)     .7%
President  and Chief  Operating  Officer of the  Company  and its  wholly  owned subsidiary, LaserCard Systems Corporation.

CHRISTOPHER  J.  DYBALL  . . . . . . . . . . . . . . . . . . . . . . . . . . . .      47       N/A            46,727(4)     .5%
Executive Vice President of the Company; General Manager, Card Manufacturing.

STEVEN  G.  LARSON . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      48       N/A            22,304(5)     .2%
Vice  President  of Finance and  Treasurer  of the Company and its wholly  owned subsidiary, LaserCard Systems Corporation.

All executive officers and directors as a group (the 7 persons named above) . . .                          1,660,879(6)   17.1%

----------
(1) Includes 194,000 shares purchasable by exercise of option within 60 days. Does not include 172,100 shares owned by Mr. Drexler's wife and 12,850 shares held indirectly by his wife as custodian, as to all of which shares Mr. Drexler disclaims any beneficial ownership. Does not include 15,000 shares held by The Drexler Foundation, the assets of which are perpetually dedicated to charity. The power to vote and to dispose of the shares held by The Drexler Foundation is shared by the Foundation's directors, consisting of Mr. Drexler and his wife.

(2)  Includes 24,000 shares purchasable by exercise of option within 60 days.

(3)  Includes 66,800 shares purchasable by exercise of option within 60 days.

(4)  Includes 45,000 shares purchasable by exercise of option within 60 days.

(5) Includes 21,400 shares purchasable by exercise of option within 60 days, including options for 937 shares subject to trust in favor of Marsha Larson.

(6)  Includes 375,200 shares purchasable by exercise of option within 60 days.

Board Meetings and Committees

     The Board of Directors held 5 meetings during the 1998 fiscal year ended March 31, 1998. The Board has standing Audit, Compensation, and Stock Option Committees. There is no Nomination Committee. The Audit Committee is composed of Messrs. McKenna and Hausman. The Compensation Committee is composed of Messrs. McKenna and Drexler. The Stock Option Committee is composed of Messrs. McKenna and Hausman. During the 1998 fiscal year, the Compensation Committee held 1 meeting, the Stock Option Committee held 6 meetings, and the Audit Committee held 2 meetings. During the 1998 fiscal year, all Board and committee meetings were attended by all members.

     The Audit Committee has functions both as to the Company's independent public accountants and internal accounting. Its functions as to the Company's independent public accountants are to (a) recommend engagement and discharge,
(b) review the plan and results of the auditing engagement, (c) approve additional professional services, (d) review the accountants' independence, and
(e) consider the range of audit and nonaudit fees. Its functions as to the Company's internal accounting are to (a) review the scope and results of procedures for internal auditing and (b) consider comments from the independent public accountants with respect to internal accounting controls. The function of the Compensation Committee is to approve the salaries of executive officers (other than the Chief Executive Officer) and certain other management employees. The function of the Stock Option Committee is to administer the Company's 1991 Stock Option Plan.

Director Compensation

     Each of the 4 directors receives a fee of $1,200 per month for serving as a director, the standard fee in effect since July of 1995. The Company also reimburses reasonable out-of-pocket expenses incurred by directors performing services for the Company.

     The Company's 1991 Stock Option Plan provides for the automatic grant of a 5-year option to purchase 15,000 shares of the Company's Common Stock on the date any person first becomes a director. These grants to newly elected directors become exercisable in cumulative increments of one-third (1/3) each at the end of 24 months, 36 months, and 48 months from the date of grant. The 1991 Stock Option Plan further provides that on the date of the Company's annual meeting of stockholders, each non-employee director who has served as a director of the Company for the preceding 6-month period and who is re-elected at the annual meeting, is automatically granted a 5-year option to purchase 6,000 shares of the Company's Common Stock. The option share grants to the re-elected directors are exercisable in full at the time of grant. The exercise price for options granted to newly elected directors and re-elected directors is the fair market value of the Company's Common Stock on the effective date of the grant of the option.

Required Vote for Approval of Proposal No. 1

     The election of each nominee to the Board of Directors requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present in person or represented by proxy at the meeting. While there is no definitive statutory or case law in Delaware as to the proper treatment of abstentions in the counting of votes with respect to election of directors, the Company believes that abstentions should be counted for purposes of determining both the presence or absence of a quorum for the transaction of business and in determining the total number of shares present or represented and entitled to vote for the election of directors. In light of the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. In accordance with applicable rules, brokers vote shares in accordance with instructions received from the beneficial owners of the shares; in the absence of specific voting instructions from the beneficial owners, brokers vote shares in their own discretion.

            Management recommends a vote FOR election of the nominees
                            listed in Proposal No. 1.


               PROPOSAL NO. 2: AMENDMENT TO 1991 STOCK OPTION PLAN

Amendment to Increase Authorized Number of Shares under 1991 Stock Option Plan

     Proposal No. 2 seeks shareholder approval of an amendment to the Company's 1991 Stock Option Plan (the "1991 Option Plan") to increase the total number of shares in the 1991 Option Plan by 480,000, from 2,370,000 to 2,850,000 shares.

     As of June 2, 1998, a total of 880,730 shares had been issued upon the previous exercise of options under the 1991 Option Plan and were no longer available for option grants; 1,396,380 of the shares in the 1991 Option Plan were reserved for issuance upon the exercise of currently outstanding options; and a total of 92,890 shares remained available for additional option grants, prior to giving effect to the proposed increase. On June 2, 1998, the Board of Directors approved, subject to stockholder approval, an amendment to the 1991 Option Plan to increase the aggregate number of shares available thereunder by 480,000 shares in order to have an adequate number of shares available for future option grants.

     The Board of Directors believes that it is in the best interest of the Company to be able to continue to create equity incentives to assist in attracting, retaining, and motivating the key employees and consultants of the Company and its subsidiaries. Although in September of 1997, the Company's stockholders approved an amendment to the 1991 Stock Option Plan to increase the number of shares reserved thereunder by 450,000 shares, the Board of Directors believes that the 92,890 shares remaining available as of June 2, 1998 for granting options pursuant to the 1991 Option Plan are insufficient for that purpose.

     The 480,000 share increase sought under Proposal No. 2 represents less than 5 percent of the Company's 9,721,397 total outstanding shares as of its proxy solicitation record date of July 29, 1998.

Required Vote for Approval of Proposal No. 2

     Approval of the foregoing amendment to the 1991 Option Plan requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present in person or represented by proxy at the meeting. Votes against are counted for the purposes of determining the presence or absence of a quorum for the transaction of business. Votes against also are counted for purposes of determining the total number of votes required to pass the proposal and whether such number of votes has been obtained. Refer to the discussion on pages 3 and 4 with respect to the effect of abstentions. In accordance with applicable rules, brokers vote shares in accordance with instructions received from the beneficial owners of the shares; in the absence of specific voting instructions from the beneficial owners, brokers vote shares in their own discretion.

         Management recommends a vote FOR approval of Proposal No. 2 --
                       Amendment to the 1991 Option Plan.

Summary of 1991 Option Plan

     The 1991 Option Plan provides for the granting to key employees, officers, directors, and consultants to the Company and its subsidiaries (74 persons as of June 2, 1998) of options to purchase shares of the Company's $0.01 par value Common Stock.

     The purpose of the 1991 Option Plan is to enhance the interest of the Company's key employees and consultants (including officers and directors) in the success of the Company by giving them an ownership interest in the Company and to give them an incentive to continue their service to the Company. The plan also affords a means of providing additional recognition for services previously rendered. With the exception of options to be granted to its members, the Stock Option Committee determines in its sole discretion which of the eligible persons are granted options and the number of shares subject to such options. Non-employee directors and newly elected directors are automatically granted non-statutory stock options as more particularly described on page 3 of this document.

     Options  granted to employees may be designated as incentive  stock options
(ISOs) or as non-statutory stock options (NSOs). Only NSOs may be granted to consultants. The Internal Revenue Code, as presently in effect, limits the number of ISOs which can become exercisable by any employee in any one year and provides that the Company and optionees receive different tax treatment upon exercise of NSOs and ISOs. No tax consequences result to the Company or an ISO grantee upon the issuance and exercise of an ISO. No tax consequences result to the Company or an NSO grantee upon the issuance of an NSO pursuant to the 1991 Option Plan having an exercise price equal to the fair market value of the Company's Common Stock on the date of grant of the NSO. Upon the exercise of the NSO, a grantee realizes income in an amount equal to the difference between the option exercise price and the fair market value of the Company's Common Stock on the date of exercise of the NSO, and the Company is entitled to a compensation deduction for the same amount.

     ISOs can be exercised only if the optionee is still an employee of the Company and its subsidiaries, and for a limited time period after termination of employment (or within one year after the death or disability of the optionee). All of the presently outstanding options under the 1991 Option Plan have 5-year terms, with the exception of six 10-year options. In general, the options are not immediately exercisable upon grant, but become exercisable in installments upon the passage of time or the occurrence of certain events. Options granted under the 1991 Option Plan typically have become exercisable in installments of one-third (1/3) each after 2, 3, and 4 years from the date of grant, although one NSO granted in June of 1996 becomes exercisable in installments of 20 percent each after 6, 18, 30, 42, and 54 months from the date of grant. However, the 1991 Option Plan allows the Board of Directors and/or Stock Option Committee discretion to modify the terms of outstanding options within certain limits, including accelerating the vesting of outstanding options; and certain options are immediately exercisable upon grant.

     All options granted under the 1991 Option Plan must have an exercise price not less than the fair market value of the Company's Common Stock on the date the option is granted. Fair market value per share is defined for this purpose as the average of the high and low trading prices as reported by The Nasdaq Stock Market on the applicable date. Payment for the shares upon the exercise of options is in cash unless payment by promissory note is directed by the full Board of Directors or payment by utilization of outstanding Company stock owned by the optionee is directed by the Stock Option Committee or by the full Board of Directors. The Company receives no cash consideration upon the granting of options. The number of shares remaining available in the 1991 Option Plan is proportionately adjusted in the case of a stock split or dividend, as is the number of shares subject to outstanding options and the exercise price of such options.

     In the event of a merger or sale of assets or like event, the Board of Directors is empowered to make appropriate adjustments to options under the 1991 Option Plan. The Board of Directors has adopted guidelines specifying the following as adjustments that it would consider appropriate upon the occurrence of such an event:

     -- permitting optionees no less than 30 days to exercise the vested portion of their options;

     -- having the successor corporation either (a) issue to optionees replacement options for the unvested portions of options, or else (b) pay deferred compensation on the spread between the value of Company stock upon the occurrence of such event and the option exercise price at the time such unvested portion would have vested; and

     -- providing for vesting of 100 percent of the unvested portion for optionees employed by the Company for at least 2 years prior to such event if their employment is terminated within 1 year of such event by the successor corporation other than by resignation or for acts of moral turpitude.

Recent Amendments to the 1991 Option Plan

     On March 5, 1998, under authority provided in the 1991 Option Plan, the Company's Board of Directors adopted amendments to the plan whereby:

     -- The Stock Option Committee is composed of at least two Members of the Board, each of which is a "Non-Employee Director," as defined in Rule 16b-3 under the Securities Exchange Act of 1934.

     -- The automatic annual option grant to re-elected directors, which previously applied only to directors who had served on the Stock Option Committee during the previous year, is extended to apply to all non-employee directors.

     -- The requisite time in office preceding an automatic annual option grant to an incumbent director upon re-election is shortened from 9 months to 6 months.

     -- The Board is empowered to alter option terms which relate to the persons eligible to participate in the automatic grant program and the timing, pricing, and amounts of automatic option grants.

     The Company cannot now determine the number of options to be received in the future by all current executive officers as a group, all current directors who are not also executive officers as a group, or all employees including current officers who are not executive officers as a group.

Executive Officers

     The table on the following page lists the names and ages of the Company's current executive officers, the position held, and the year when first appointed. It is anticipated that each such executive officer will continue in his position, although there is no understanding or arrangement to that effect. Any executive officer could resign or be replaced or removed by the Board of Directors at any time.

                               EXECUTIVE OFFICERS

                                                                                                             Officer
     Name                    Age                      Position with Company                                   Since
     ----                    ---                      ---------------------                                   -----
Jerome Drexler               70    Chairman of the Board of Directors and Chief Executive Officer              1968
            of the Company and its wholly owned subsidiary, LaserCard
                                   Systems Corporation

Richard M. Haddock           46    President and Chief Operating Officer of the Company and its                1997
                                   wholly owned subsidiary, LaserCard Systems Corporation

Christopher J. Dyball        47    Executive Vice President of the Company and General Manager,                1992
                                   Card Manufacturing

Steven G. Larson             48    Vice President of Finance and Treasurer of the Company and                  1987
           its wholly owned subsidiary, LaserCard Systems Corporation

Executive Compensation

     The following table discloses the total compensation paid to each of the Company's 4 executive officers for the 3 fiscal years ended March 31, 1998, for services rendered in all capacities to the Company and its subsidiaries.

                                                 SUMMARY COMPENSATION TABLE

                                                                    Annual Compensation            Long-Term Compensation
                                           Fiscal            ------------------------------           Shares Underlying
 Name and Principal Position                Year             Salary ($)           Bonus ($)           Option Grants (#)
 ---------------------------                ----             ----------           ---------           -----------------
Jerome Drexler                               1998            $  164,647            $    0                    45,000
  Chairman of the Board and                  1997            $  160,755            $    0                    45,000
  Chief Executive Officer                    1996            $  146,956            $    0                    30,000

Richard M. Haddock                           1998            $  173,720            $    0                    20,000
  President and                              1997            $  113,456            $    0                    51,000
  Chief Operating Officer                    1996            $  107,345            $    0                   105,000

Christopher J. Dyball
  Executive Vice President                   1998            $  150,036            $    0                    45,000
  and General Manager,                       1997            $  111,052            $    0                    36,000
  Card Manufacturing                         1996            $  107,206            $    0                    75,000

Steven G. Larson                             1998            $  129,662            $    0                    20,000
  Vice President of Finance                  1997            $  114,502            $    0                    51,000
  and Treasurer                              1996            $   97,202            $    0                    60,000

Stock Option Grants to Executive Officers

     The following table sets forth the stock options granted to each of the Company's 4 executive officers under the Company's 1991 Option Plan during the 1998 fiscal year ended March 31, 1998. The table sets forth hypothetical dollar gains or "option spreads" for the options at the end of their respective terms, as calculated in accordance with the rules of the Securities and Exchange Commission. Each gain is based on arbitrarily assumed annualized rates of compounded appreciation of the market price at the date of grant of 5 percent and 10 percent from the date the option was granted to the end of the option term. However, no gain to the optionee is possible without an increase in stock price, which will benefit all stockholders commensurately. A zero percent gain in stock price appreciation will result in zero dollars for the optionee. Actual gains, if any, on option exercises are dependent on the future performance of the Company's Common Stock.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                    Individual Grants
                         --------------------------------------------------------------------         Potential Realizable Value at
                                              Percent of                                                 Assumed Annual Rates of
                           Shares            Total Options       Exercise                              Stock Price Appreciation for
                         Underlying           Granted to           Price           Expiration           5- or 10-Year Option Term
                           Options           All Optionees      ($/Share)             Date              ------------------------
     Name                Granted(#)         in Fiscal Year          (1)               (2)                   5%            10%
     ----                ----------         --------------      -----------        ----------           ---------     ----------
Jerome Drexler               45,000              11.3%             $10.75           9/19/07             $ 304,228     $  770,973
Richard Haddock              20,000               5.0%             $10.75           9/19/02             $  59,401     $  131,260
Christopher Dyball           45,000              11.3%             $10.75           9/19/02             $ 133,651     $  295,334
Steven Larson                20,000               5.0%             $10.75           9/19/02             $  59,401     $  131,260

----------
(1) At the discretion of the Board of Directors and/or Stock Option Committee, the optionee may pay the exercise price to the Company in cash, by promissory note, or by delivering already owned shares, subject to certain conditions.

(2) Mr. Drexler's options have 10-year terms. Options granted to Messrs. Haddock, Dyball, and Larson have 5-year terms. These options are subject to earlier termination in certain events.

Aggregated Option Exercises and Options Held by Executive Officers

     The  following  table  sets  forth the value of  options  exercised  by the
Company's   executive  officers  during  the  1998  fiscal  year  and  remaining unexercised at fiscal year end.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                                                              Number of Securities Underlying             Value of Unexercised
                               Shares                              Unexercised Options at              In-the-Money Options at
                             Acquired on          Value              Fiscal Year-End (#)                 Fiscal Year-End ($)(2)
                              Exercise          Realized      ------------------------------        -------------------------------
          Name                   (#)             ($)(1)       Exercisable      Unexercisable        Exercisable       Unexercisable
          ----                  -----         ------------    -----------      -------------        -----------       -------------
Jerome Drexler                 53,000          $225,768         179,000                 0           $1,187,594           $      0

Richard Haddock                     0                 0          79,000           101,000           $  620,031           $412,156

Christopher Dyball             47,500          $228,750          52,500           111,000           $  398,516           $493,406

Steven Larson (3)              37,950          $210,224          25,000            91,000           $  181,719           $355,281

----------
(1) Market value of underlying securities (based on the fair market value of the Company's Common Stock on The Nasdaq Stock Market) at the time of their exercise, minus the exercise price.

(2) Market value of securities underlying in-the-money options at fiscal year end (based on $15.40625 per share, the average of the high and low trading prices of the Company's Common Stock on The Nasdaq Stock Market as of fiscal year end) minus the exercise price.

(3) Includes options subject to trust in favor of Marsha Larson, for whose benefit 26,450 shares were acquired upon exercise in fiscal 1998 (for value realized of $139,262). At fiscal year end, 937 shares remained underlying those options that were exercisable (for value of $5,944) and 1,094 shares remained underlying those options that were unexercisable (for value of $6,940).

Principal Stockholder

      The table below shows the name, address, number of shares held, nature of ownership, and percentage of shares held as of July 1, 1998, by the only person or entity known to the Company to be the beneficial owner of more than 5 percent of the Company's Common Stock.

                                       Number of Shares and          Percentage
         Name and Address               Nature of Ownership           of Class
         ----------------               -------------------           --------

          Jerome Drexler                   1,424,548(1)                 14.7%
c/o Drexler Technology Corporation       Full dispositive
     1077 Independence Avenue            and voting power
      Mountain View, CA 94043

----------
(1) Includes 194,000 shares purchasable by exercise of option within 60 days. Does not include 172,100 shares owned by Mr. Drexler's wife and 12,850 shares held indirectly by his wife as custodian, as to all of which shares Mr. Drexler disclaims any beneficial ownership. Does not include 15,000 shares held by The Drexler Foundation, the assets of which are perpetually dedicated to charity. The power to vote and to dispose of the shares held by The Drexler Foundation is shared by the Foundation's directors, consisting of Mr. Drexler and his wife.

Compensation Committee Interlocks and Insider Participation

     Jerome Drexler, the Company's Chief Executive Officer, is a member of the Compensation Committee. The Compensation Committee is responsible for setting the salaries of the Company's executive officers, other than the Chief Executive Officer, and for certain other management employees of the Company and its subsidiaries.

Employment  Contracts,   Termination  of  Employment,   and  Change  of  Control
Arrangements

     None of the Company's executive officers has employment or severance arrangements with the Company. Under the terms of the 1991 Stock Option Plan, the Board of Directors and/or Stock Option Committee retains discretion, subject to certain limits, to modify the terms of outstanding options. In the event of a merger or sale of assets or like event, the Board of Directors is empowered to make appropriate adjustments to options under the 1991 Option Plan. See the summary of the 1991 Option Plan on pages 5 and 6 of this Proxy Statement.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers, and beneficial owners of more than 10 percent of the Company's Common Stock to file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. The Company believes that for the 1998 fiscal year, these requirements were satisfied except for Dr. Dan Maydan's initial Form 3 filing, which was 1 day late due to a delivery delay. The Company believes, based on its review of Forms 3, 4, 5, if any, and periodic written representations from reporting persons, that all other officers, directors, and holder of more than 10 percent of the Company's Common Stock complied with all
Section 16(a) filing requirements for the 1998 fiscal year.

                                   ----------

     With reference to the next two sections, headed Compensation Policy and Stock Performance Chart, and notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or part, the Compensation Policy and the Stock Performance Chart shall not be incorporated by reference in any such filings, nor shall they be deemed to be soliciting material or deemed filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended.

Compensation Policy

     The Board of Directors, in coordination with the Compensation Committee and Stock Option Committee, establishes the general compensation policies of the Company and specific compensation levels for the Company's Chief Executive Officer and other executive officers. The Company's compensation policy, as adopted and revised from time to time, is to provide total compensation opportunities that are competitive with the pay practices of other companies and thereby enable the Company to attract and retain superior performing managers. This is accomplished through a combination of cash incentives and equity incentives which are granted to the Company's executive officers as well as to a broad range of the Company's employees. The Company believes that this closely aligns employee interests with those of its stockholders.

     The Board considered a total package for the Company's Chief Executive Officer in the context of the Company's objectives and business strategy. The analysis included reviewing compensation of chief executive officers of comparable companies within similar industries. The Company's overall financial performance was considered by the Board in determining the Chief Executive Officer's compensation; however, the specific performance of the Company's Common Stock was not a factor. In addition, the Board considered factors such as the individual's past performance and future potential. The same factors and considerations were used in determining the compensation of the Company's other executive officers as were used in setting the compensation of the Chief Executive Officer.

     The Company also maintains a Management Bonus Plan for its management employees. The Board determines the Company contribution to a bonus pool. This contribution is usually related to performance criteria such as pre-tax, pre-bonus Company earnings and licensing revenues, with various adjustments. The Chief Executive Officer then has sole discretion to allocate this bonus pool among the employees of the Company, excluding himself. The Company made no contribution to the bonus pool during fiscal 1998.

       Compensation Committee                       Stock Option Committee
       ----------------------                       ----------------------
           Jerome Drexler                              Arthur H. Hausman
         William E. McKenna                           William E. McKenna

Stock Performance Chart

     The following stock performance chart compares the cumulative total return for the Company's Common Stock over the past 5 fiscal years, to the Standard & Poor's 500 Stock Index ("S&P 500") and the University of Chicago Center for Research in Security Prices (CRSP) Total Return Index for Nasdaq Stock Market Computer Manufacturing Companies, which includes manufacturers of computer storage devices. The chart assumes that the value of the investment in the Company and each index was $100 on March 31, 1993, and that any dividends were reinvested.


                     [STOCK PERFORMANCE CHART APPEARS HERE]


      The stock performance chart was plotted using the following data:

                                                                          Fiscal Year Ending March 31,
                                               -----------------------------------------------------------------------------
                                                 1993          1994          1995          1996         1997          1998
                                               ---------    ---------     ---------     ---------    ---------     ---------
Drexler Technology Corporation...............  $  100.00    $  120.51     $  120.51     $  248.72    $  210.26     $  320.51
S&P 500......................................  $  100.00    $  101.47     $  117.27     $  154.92    $  185.63     $  274.73
CRSP Nasdaq Computer Manufacturers...........  $  100.00    $   97.10     $  115.95     $  178.58    $  195.53     $  346.59


         PAST RESULTS ARE NOT AN INDICATOR OF FUTURE INVESTMENT RETURNS

Independent Public Accountants

     Arthur Andersen LLP are the Company's independent public accountants for the current fiscal year and first held this position for the fiscal year ended March 27, 1981. The independent public accountants are appointed by the Board of Directors. During the fiscal year ended March 31, 1998, Arthur Andersen LLP performed audit services including examination of annual financial statements, assisted on accounting and financial reporting matters, and performed tax services including the preparation of returns and the rendering of planning advice. Representatives of Arthur Andersen LLP are expected to be present at the stockholders' meeting. The representatives will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions by stockholders.

Proxy Cost and Solicitation

     The Company will bear the entire cost of preparing, assembling, printing, and mailing proxy materials furnished by the Board of Directors to the stockholders. Copies of proxy materials will be furnished to brokers, dealers, banks, voting trustees, and their nominees for forwarding to the beneficial owners. The Company has retained Corporate Investor Communications, Inc. ("CICI") to assist, if necessary, in the solicitation of proxies from banks, brokers and nominees at an approximate cost of $4,500 plus out-of-pocket expenses. In addition to the solicitation of proxies by use of the mails and by CICI, some of the officers, directors, and regular employees of the Company may (without additional compensation) solicit proxies by telephone or personal interview, the cost of which the Company will bear.

Other Matters; Timely Proposals

     The Board of Directors knows of no other matters which will be brought before the meeting, but if any such matters are properly presented, the proxies solicited hereby will be voted in accordance with the judgment of the proxy holders. The proxy will be deemed to confer discretionary authority on the proxy holders to vote on the following matters: (a) shareholder proposals of which the Company had no notice prior to July 6, 1998; (b) approval of the minutes of the 1997 Annual Meeting (without ratification of the actions taken at that meeting);
(c) election of a substitute for a nominee who is unable to serve or who will not serve for good cause; (d) shareholder proposals which the Company was entitled to exclude from this Proxy Statement under Securities and Exchange Commission regulations; and (e) matters incident to the conduct of the meeting.

     Pursuant to the Company's Bylaws, proposals submitted by any person other than the Company's Board of Directors, received by the Company after August 31, 1998, will be considered untimely and will not be submitted for approval of the stockholders at the 1998 Annual Meeting.

     Subject to Securities and Exchange Commission regulations, stockholder proposals intended to be presented at the 1999 Annual Meeting of Stockholders must be received at the Company's principal executive offices not later than April 21, 1999 in order to be included in the 1999 Proxy Statement.

     This Proxy Statement was printed on recycled paper.

PROXY

                         DREXLER TECHNOLOGY CORPORATION

          This Proxy Is Solicited On Behalf Of The Board Of Directors
                   For The Annual Meeting September 25, 1998

The undersigned hereby appoints Jerome Drexler and Jerald C. Rosenblum, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated on the reverse side, all the shares of Common Stock of Drexler Technology Corporation held of record by the undersigned on Wednesday, July 29, 1998, at the Annual Meeting of Stockholders to be held on Friday, September 25, 1998, or any continuation or adjournment thereof.

       (Continued, and to be marked, dated, and signed on the other side)

--------------------------------------------------------------------------------
                             ^FOLD AND DETACH HERE^


         YOUR VOTE IS IMPORTANT: WHETHER YOU PLAN TO ATTEND THE MEETING,
              PLEASE SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD
                IN THE ENCLOSED ENVELOPE AS PROMPTLY AS POSSIBLE.

              IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE
               ADDED EXPENSE OF RE-ISSUING THESE PROXY MATERIALS.

                IF YOU ATTEND THE MEETING, AND SO DESIRE, YOU MAY
                    WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                                                            Please mark
                                                            your votes as
                                                            indicated in    |X|
                                                            this example

                                                            WITHHELD
ITEM 1.-ELECTION OF DIRECTORS.                        FOR   FOR ALL
        Nominees: Jerome Drexier                      | |     | |
                  Arthur H. Hausman
                  Dan Maydan
                  William E. McKenna

WITHHELD FOR: (Write that nominee's name on the space provided below):

_____________________________________________________________________

ITEM 2.- APPROVAL OF AN AMENDMENT TO 1991              FOR   AGAINST   ABSTAIN
         STOCK OPTION PLAN.                            | |     | |       | |

ITEM 3.- OTHER MATTERS. In their discretion, the       FOR   AGAINST   ABSTAIN
         Proxies are authorized to vote upon such      | |     | |       | |
         other matters as may properly come before the meeting or any adjoumment or continuation thereof.

THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF THIS PROXY IS SIGNED AND RETURNED WITHOUT VOTING INSTRUCTIONS, THE SHARES WILL BE VOTED FOR ELECTION OF DIRECTORS, FOR PROPOSAL 2, AND ACCORDING TO THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT PROPERLY COME BEFORE THE MEETING.


Signature(s)__________________________________________________Date_________,1998

Please sign exactly as your name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give the full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign the partnership name by the authorized person.

--------------------------------------------------------------------------------
                             ^FOLD AND DETACH HERE^

                WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING,
                      PLEASE MARK, SIGN, DATE, AND RETURN
              THIS PROXY CARD PROMTLY USING THE ENCLOSED ENVELOPE.

                                   THANK YOU.